Exhibit 23.1


KPMG




                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

The Board of Directors
Sanitec International S.A.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ Sixten Nyman
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KPMG WIDERI OY AB
Helsinki, Finland

January 29, 2003